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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _____________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 8, 2004


                                GNC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       333-116040               72-1575170
(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                300 SIXTH AVENUE, PITTSBURGH, PENNSYLVANIA 15222
              (Address of principal executive offices) (Zip Code)

                                 (412) 288-4600
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.
---------         -------------

         On December 8, 2004, General Nutrition Centers, Inc. issued a press release announcing that it will be seeking an amendment to its senior credit facility, subject to certain conditions. A copy of the press release, dated December 8, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.
---------         ----------------------------------

(c) Exhibits.

         99.1 Press Release of General Nutrition Centers, Inc., dated December 8, 2004.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 8, 2004

                                      GNC CORPORATION



                                      By:   /s/ James M. Sander
                                           -------------------------
                                           Name:    James M. Sander
                                           Title:   Senior Vice President, Chief
                                                    Legal Officer and Secretary

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                                 EXHIBIT INDEX


 Exhibit
 Number       Description
 ------       -----------

99.1          Press Release of General Nutrition Centers, Inc., dated
              December 8, 2004.